UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 18, 2004

    People's Community Capital Corporation
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

000-24099	58-2287073
(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, S.W., Aiken, South Carolina (Address of principal executive offices)	29801 (Zip Code)

    (803) 641-0142
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

        On October 18, 2004 People's Community Capital Corporation, a South Carolina corporation ("PCCC"), People's Community Bank of South Carolina, a South Carolina state bank and wholly-owned subsidiary of PCCC ("PCB"), and First Citizens Bank and Trust Company, Inc., a South Carolina state bank ("FCB"), entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), under which PCCC and PCB will be merged with and into FCB, with FCB continuing after the merger as the surviving corporation.

        Under the Merger Agreement, PCCC shareholders will receive $30.00 per share of PCCC common stock. In exchange for signing an option release, holders of PCCC stock options will receive for each share that may be acquired pursuant to their options, a cash payment equal to the spread between $30.00 per share and the exercise price per share of PCCC stock covered by the option.

        The boards of directors of both PCCC and FCB have approved the Merger Agreement, and the Merger Agreement and the transactions contemplated by the Merger Agreement are subject to the approval of the shareholders of PCCC, regulatory approvals, and other customary closing conditions. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is set forth below as Exhibit 2.1 hereto and is incorporated herein by reference.

Consulting Agreement and Employment Agreement

        In connection with the execution of Merger Agreement, PCB, FCB and Tommy B. Wessinger entered into a consulting agreement dated October 18, 2004 (the "Consulting Agreement"). Pursuant to the consulting agreement, Mr. Wessinger agreed to provide FCB with consulting, assistance, and business development efforts for a period of two years following the effective date of the merger (the "Merger Date") between PCCC, PCB, and FCB. In addition, Mr. Wessinger agreed not to compete with FCB in certain areas for a period of five years following the Merger Date. Pursuant to the consulting agreement, Mr. Wessinger will receive a lump sump payment of $145,000 within 10 business days following the Merger Date, and will receive 24 monthly payments of $20,833. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Consulting Agreement, which is set forth below as Exhibit 10.1 hereto and is incorporated herein by reference.

        In connection with the execution of Merger Agreement, PCB and Thomas Lyles entered into an employment agreement dated October 18, 2004 (the "Employment Agreement"). Pursuant to the Employment Agreement, PCB agreed to employ Mr. Lyles for a period beginning on October 18, 2004 and terminating on the date that is one year following the Merger Date (the "Expiration Date") at a base annual salary of $135,000 per year. In addition, Mr. Lyles agreed not to compete with PCB in certain areas for a period of one year following the Merger Date. PCB agreed to pay Mr. Lyles a cash bonus equal to his annual salary on the Merger Date if Mr. Lyles is employed by PCB on the Merger Date. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, which is set forth below as Exhibit 10.2 hereto and is incorporated herein by reference.

        PCB also entered into employment agreements with L. Stephen Lineberry, W. Marsh Burckhalter, Sr., and Dale G. Slack, Sr. in connection with the Merger Agreement.

Proxy Statement

        PCCC intends to file a proxy statement with the Securities and Exchange Commission (SEC) in connection with the proposed merger of PCCC and PCB with and into FCB. INVESTORS AND SECURITY HOLDERS OF PCCC ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT PCCC, FCB AND THE MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by PCCC or FCB with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by PCCC by directing a written request to: People's Community Capital Corporation, 125 Park Avenue, S.W., Aiken, South Carolina 29801, Attention: Jean Covington. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

        PCCC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of PCCC in connection with the merger. Information about those executive officers and directors and their ownership of PCCC's common stock is set forth in the PCCC Form 10-KSB for the year ended December 31, 2003, which was filed with the SEC on March 29, 2004, and PCCC's proxy statement for PCCC's 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of PCCC and its executive officers and directors in the merger by reading the proxy statement regarding the merger when it becomes available.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                 (c)        Exhibits.

                 The following exhibit is filed as part of this report:

Exhibit
Number              Description

2.1                      Agreement and Plan of Reorganization and Merger by and among People's Community Capital
                           Corporation, People's Community Bank of South Carolina and First Citizens Bank and Trust
                           Company, Inc.

10.1                    Consulting Agreement between People's Community Bank of South Carolina, First Citizens Bank
                           Corporation, and Trust Company, Inc., and Tommy B. Wessinger dated October 18, 2004.

10.2                    Employment Agreement between People's Community Bank of South Carolina and Thomas H. Lyles
                           dated October 18, 2004.

99.1                    Press Release dated October 18, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2004	PEOPLE'S COMMUNITY CAPITAL CORPORATION By: /s/ Tommy B. Wessinger Name: Tommy B. Wessinger Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number              Description

2.1                      Agreement and Plan of Reorganization and Merger by and among People's Community Capital
                           Corporation, People's Community Bank of South Carolina and First Citizens Bank and Trust
                           Company, Inc.

10.1                    Consulting Agreement between People's Community Bank of South Carolina, First Citizens Bank
                           Corporation, and Trust Company, Inc., and Tommy B. Wessinger dated October 18, 2004.

10.2                    Employment Agreement between People's Community Bank of South Carolina and Thomas H. Lyles
                           dated October 18, 2004.

99.1                    Press Release dated October 18, 2004.

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